Exhibit 99.1

The aggregate Cut-off Date Principal Balance of the Mortgage Loans is equal to approximately $823,035,150. The following statistical information, unless otherwise specified, is based upon the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

The Mortgage Loans are secured by mortgages, deeds of trust or other similar security instruments creating first and second liens on primarily one- to four-family residential properties. Approximately 42.30% of the Mortgage Loans have a combined loan to-value ratio at origination in excess of 80.00% and do not have primary mortgage insurance. There can be no assurance that the combined loan-to-value ratio of any mortgage loan determined at any time after origination is less than or equal to its original combined loan-to-value ratio.

Approximately 99.04% of the Mortgage Loans have Due Dates on the first day of the month.

As of origination, approximately 85.73% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. No such prepayment charge will be distributed to the holders of the offered certificates.

Approximately 0.21% of the Mortgage Loans are owner-financed mortgage loans.

The weighted average remaining term to maturity of the Mortgage Loans is approximately 345 months as of the cut-off date. None of the Mortgage Loans have a first Due Date prior to August 3, 1998 or after December 1, 2005 or have a remaining term to maturity of less than 33 months or greater than 360 months as of the cut-off date. The latest maturity date of any Mortgage Loan is November 1, 2035.

The average principal balance of the Mortgage Loans at origination is approximately $178,797. The average Cut-off Date Principal Balance of the Mortgage Loans is approximately $178,146. No Mortgage Loan has a Cut-off Date Principal Balance of greater than approximately $810,000 or less than approximately $1,424.

The Mortgage Loans have mortgage rates as of the cut-off date of not less than 4.000% per annum and not more than 14.250% per annum and the weighted average mortgage rate is approximately 7.211% per annum.

A substantial majority of the adjustable-rate mortgage loans provide for semi-annual adjustment to the mortgage rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto. On each adjustment date for each adjustable-rate mortgage loan, the mortgage rate thereon will be adjusted to equal the sum of the index applicable to determining the mortgage rate on each adjustable-rate mortgage loan and a fixed percentage amount, or gross margin. The mortgage rate on each adjustable-rate Mortgage Loan (referred to in this prospectus supplement as the Adjustable-Rate Mortgage Loans) will not increase by more than an initial periodic rate cap of 6.000% per annum on the first related adjustment date or by a periodic rate cap of 2.000% on any adjustment date thereafter. The Adjustable-Rate Mortgage Loans have a weighted average initial periodic rate cap of approximately 2.078% per annum and a weighted average periodic rate cap of approximately 1.319% per annum thereafter. Each mortgage rate on each such adjustable-rate mortgage loan does not exceed a specified maximum mortgage rate over the life of such adjustable-rate mortgage loan or is less than a specified minimum mortgage rate over the life of such adjustable-rate mortgage loan. Effective with the first monthly payment due on each adjustable-rate mortgage loan after each related adjustment date, the monthly payment amount is adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted. Due to the application of the periodic rate caps and the maximum mortgage rates, the mortgage rate on each such adjustable-rate mortgage loan, as adjusted on any related adjustment date, may be less than the sum of the index and the related gross margin, rounded as described herein. See “—The Index” in the Prospectus Supplement. None of the adjustable-rate mortgage loans permits the related mortgagor to convert the adjustable mortgage rate thereon to a fixed mortgage rate.

As of the cut-off date, the Adjustable-Rate Mortgage Loans have gross margins ranging from 2.000% to 10.740%, minimum mortgage rates (excluding Adjustable-Rate Mortgage Loans whose minimum mortgage rates are equal to zero) ranging from 3.770% per annum to 12.390% per annum, and maximum mortgage rates ranging from 10.875% per annum to 18.990% per annum. As of the cut-off date with respect to the Adjustable-Rate Mortgage Loans, the weighted average gross margin is approximately 6.010%, the weighted average minimum mortgage rate (excluding Initial Adjustable-Rate Mortgage Loans whose minimum mortgage rates are equal to zero) is approximately 6.798% per annum and the weighted average maximum mortgage rate is approximately 13.657% per annum. The latest next rate adjustment date following the cut-off date on any Adjustable-Rate Mortgage Loan occurs in October 2010 and the weighted average number of months to the next rate adjustment date following the cut-off date for all of the Adjustable-Rate Mortgage Loans is 28 months.

Each Mortgage Loan has a net mortgage rate of not less than 3.498% per annum, and not more than 13.748% per annum and as of the cut-off date, the weighted average net mortgage rate of the Mortgage Loans is approximately 6.709%.

Approximately 95.92% of the Mortgage Loans are secured by a first lien on the related mortgaged property and approximately 4.08% of the Mortgage Loans are secured by a second lien on the related mortgaged property.

The Mortgage Loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

Principal Balances of the Mortgage Loans as of the Cut-off Date(1)

Principal Balance Range ($)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1,423.88 - 50,000.00	669	$22,786,705.44	2.77%	10.680%	638	94.21%
50,000.01 - 100,000.00	526	38,776,970.94	4.71	8.862	639	82.99
100,000.01 - 150,000.00	879	112,517,332.60	13.67	7.410	623	78.53
150,000.01 - 200,000.00	854	149,416,856.59	18.15	7.227	618	77.27
200,000.01 - 250,000.00	618	138,681,663.60	16.85	7.108	623	78.51
250,000.01 - 300,000.00	481	131,726,797.36	16.01	6.945	625	78.46
300,000.01 - 350,000.00	260	84,456,986.41	10.26	6.897	626	80.54
350,000.01 - 400,000.00	151	56,488,163.26	6.86	6.678	639	78.01
400,000.01 - 450,000.00	81	34,241,371.13	4.16	6.503	645	79.84
450,000.01 - 500,000.00	46	21,824,789.90	2.65	6.544	639	75.13
500,000.01 - 550,000.00	22	11,584,647.56	1.41	6.359	684	79.61
550,000.01 - 600,000.00	16	9,170,876.04	1.11	6.475	657	83.73
600,000.01 - 650,000.00	9	5,676,443.53	0.69	6.303	646	83.21
650,000.01 - 700,000.00	6	4,069,247.17	0.49	7.028	665	80.27
800,000.01 - 810,000.00	2	1,616,298.88	0.20	6.650	759	87.42
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The average principal balance of the Mortgage Loans as of the cut-off date was approximately $178,146.14.

*	Combined LTV if the loan is a second lien.

Mortgage Rates of the Mortgage Loans as of the Cut-off Date(1)

Mortgage Rate (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
4.000 - 4.500	1	$79,540.75	0.01%	4.000%	626	94.94%
5.001 - 5.500	39	10,839,646.28	1.32	5.390	677	73.20
5.501 - 6.000	325	88,869,753.27	10.80	5.858	659	78.03
6.001 - 6.500	574	137,020,282.83	16.65	6.332	649	76.66
6.501 - 7.000	981	214,626,151.69	26.08	6.802	629	77.87
7.001 - 7.500	683	136,493,526.26	16.58	7.277	619	79.23
7.501 - 8.000	526	97,832,873.22	11.89	7.762	608	79.26
8.001 - 8.500	266	45,973,926.31	5.59	8.267	598	79.85
8.501 - 9.000	211	33,672,159.28	4.09	8.734	584	81.09
9.001 - 9.500	104	10,666,601.42	1.30	9.302	614	82.22
9.501 - 10.000	224	14,513,443.18	1.76	9.884	645	91.03
10.001 - 10.500	156	9,030,968.27	1.10	10.333	638	92.16
10.501 - 11.000	257	12,195,031.59	1.48	10.861	631	96.64
11.001 - 11.500	116	5,104,681.39	0.62	11.347	619	93.80
11.501 - 12.000	76	3,347,599.86	0.41	11.769	615	94.34
12.001 - 12.500	41	1,469,523.21	0.18	12.261	600	93.89
12.501 - 13.000	25	798,673.43	0.10	12.817	599	91.94
13.001 - 13.500	5	218,036.32	0.03	13.325	595	85.22
13.501 - 14.000	8	212,556.12	0.03	13.894	599	84.01
14.001 - 14.250	2	70,175.73	0.01	14.250	657	100.00
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The weighted average mortgage rate of the Mortgage Loans as of the cut-off date was approximately 7.211% per annum.

*	Combined LTV if the loan is a second lien.

Original Terms to Stated Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
69 - 72	1	$19,017.76	0.00%	7.000%	479	82.95%
73 - 84	1	32,621.66	0.00	6.500	657	71.77
109 - 120	16	742,258.84	0.09	7.651	579	66.46
157 - 168	2	158,848.96	0.02	10.321	527	89.37
169 - 180	806	42,692,301.15	5.19	9.820	647	92.64
217 - 228	2	93,815.99	0.01	8.993	532	92.60
229 - 240	75	7,429,020.01	0.90	7.838	613	76.69
265 - 276	1	78,488.59	0.01	7.000	514	109.66
277 - 288	7	560,298.43	0.07	7.792	560	88.18
289 - 300	7	524,152.77	0.06	7.012	635	87.87
301 - 312	1	59,509.75	0.01	8.000	573	94.42
325 - 336	1	83,735.19	0.01	9.250	604	98.64
337 - 348	3	147,821.69	0.02	9.625	591	88.34
349 - 360	3,695	770,215,104.87	93.58	7.058	628	78.46
361 - 379	2	198,154.75	0.02	7.690	666	93.97
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The weighted average original term to stated maturity of the Mortgage Loans was approximately 349 months.

*	Combined LTV if the loan is a second lien.

Remaining Terms to Stated Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
33 - 48	9	$78,473.03	0.01%	10.714%	564	81.53%
61 - 72	1	19,017.76	0.00	7.000	479	82.95
73 - 84	1	32,621.66	0.00	6.500	657	71.77
85 - 96	97	3,234,078.76	0.39	10.782	593	80.13
97 - 108	7	299,431.99	0.04	11.642	627	86.73
109 - 120	6	619,156.88	0.08	7.238	580	63.29
145 - 156	20	655,151.39	0.08	11.353	584	77.99
157 - 168	6	168,876.03	0.02	9.571	576	78.02
169 - 180	701	39,243,930.41	4.77	9.729	652	93.73
205 - 216	1	57,183.69	0.01	11.750	N/A	100.00
217 - 228	2	93,815.99	0.01	8.993	532	92.60
229 - 240	52	6,666,146.78	0.81	7.437	616	76.38
265 - 276	84	5,267,061.83	0.64	10.405	582	83.70
277 - 288	18	1,518,214.98	0.18	9.445	559	83.79
289 - 300	3	340,921.20	0.04	7.240	659	77.00
301 - 312	1	59,509.75	0.01	8.000	573	94.42
325 - 336	2	753,989.84	0.09	10.250	570	82.07
337 - 348	3	219,612.72	0.03	7.893	686	92.88
349 - 360	3,606	763,707,955.72	92.79	7.028	628	78.43
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 345 months.

*	Combined LTV if the loan is a second lien.

Current Loan-to-Value Ratios of the Mortgage Loans(1)(*)

Current Loan-to-Value Ratio (%)*	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
10.80 - 20.00	10	$364,297.94	0.04%	7.609%	602	28.97%
20.01 - 30.00	27	3,177,281.98	0.39	7.482	589	26.31
30.01 - 40.00	63	8,318,648.85	1.01	6.945	609	36.64
40.01 - 50.00	128	19,807,164.79	2.41	7.103	594	46.62
50.01 - 60.00	252	43,103,808.49	5.24	7.031	595	56.13
60.01 - 70.00	539	110,517,600.55	13.43	7.057	589	66.43
70.01 - 80.00	1,334	291,307,719.73	35.39	6.907	649	78.70
80.01 - 90.00	1,238	254,902,263.13	30.97	7.178	621	87.48
90.01 - 100.00	1,022	90,841,092.96	11.04	8.575	656	96.81
100.01 - 120.09	7	695,271.99	0.08	8.733	605	112.67
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The weighted average current combined loan-to-value ratio of the Mortgage Loans as of the cut-off date was approximately 78.96%.

*	Combined LTV if the loan is a second lien.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Investor	309	$57,968,138.36	7.04%	7.525%	658	76.40%
Primary	4,183	737,585,721.70	89.62	7.188	624	79.40
Secondary	128	27,481,290.35	3.34	7.165	684	79.61
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	Based on mortgagor representation at origination.

*	Combined LTV if the loan is a second lien.

Property Types of the Mortgage Loans(1)

Property Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
Two Family	152	$31,409,108.21	3.82%	7.190%	633	72.46%
Condominium	278	46,202,337.93	5.61	7.155	659	78.79
Four Family	45	12,528,712.96	1.52	7.361	639	66.81
Hi-Rise Condo	10	1,840,842.36	0.22	7.465	628	86.03
Lo-Rise Condo	48	7,966,159.62	0.97	7.421	628	90.37
PUD	668	130,464,439.94	15.85	7.155	630	81.74
Single Family	3,354	579,355,199.26	70.39	7.217	625	79.29
Three Family	43	10,574,386.15	1.28	7.404	627	69.88
Townhouse	22	2,693,963.98	0.33	7.559	632	76.73
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	Property type as represented by the mortgagor at the time of origination.

*	Combined LTV if the loan is a second lien.

Purposes of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
Cash Out	2,527	$498,039,782.30	60.51%	7.100%	609	76.33%
Purchase	1,832	280,955,258.35	34.14	7.402	664	83.72
Refinance	261	44,040,109.76	5.35	7.240	626	82.74
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Documentation Levels of the Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Alternative	152	$30,432,818.17	3.70%	6.992%	624	74.84%
Full	2,505	448,750,155.85	54.52	7.013	615	79.85
Limited	84	16,774,529.71	2.04	7.202	620	83.16
Missing	1	22,188.58	0.00	12.500	596	109.35
None	395	71,514,899.62	8.69	7.599	648	81.61
Stated Income	1,483	255,540,558.48	31.05	7.476	647	77.63
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	For a description of the loan programs, see “—Underwriting Standards” in the Prospectus Supplement.

*	Combined LTV if the loan is a second lien.

Geographic Distribution of the Mortgaged Properties of the Mortgage Loans(1)

Location	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
California	1,025	$260,211,765.70	31.62%	6.802%	634	76.11%
Florida	1,046	171,493,943.46	20.84	7.378	625	82.10
Arizona	380	60,283,230.26	7.32	7.186	629	82.58
New York	134	34,980,355.42	4.25	7.027	626	72.19
Nevada	158	28,490,709.20	3.46	7.242	632	81.89
Texas	200	23,780,248.31	2.89	7.886	613	84.57
Virginia	115	18,484,371.78	2.25	7.352	616	76.94
Illinois	101	16,888,173.65	2.05	7.395	635	76.59
Maryland	88	16,833,056.11	2.05	7.507	592	75.73
Washington	76	16,094,121.17	1.96	6.960	633	82.92
Massachusetts	63	14,041,034.39	1.71	7.299	602	69.28
New Jersey	59	13,271,248.66	1.61	7.301	617	72.25
Pennsylvania	88	12,358,128.43	1.50	7.454	631	79.44
Colorado	72	11,773,088.72	1.43	6.941	643	82.35
Michigan	109	11,706,896.11	1.42	7.882	624	85.70
Connecticut	55	9,106,227.44	1.11	7.455	635	80.25
Oregon	63	8,868,513.43	1.08	7.358	642	84.88
Minnesota	51	8,324,415.71	1.01	7.401	630	80.32
Georgia	62	7,739,103.71	0.94	8.042	614	87.47
Hawaii	26	7,264,002.09	0.88	6.483	693	75.34
Tennessee	51	5,783,751.39	0.70	7.998	624	87.74
Wisconsin	42	5,353,258.66	0.65	8.030	629	81.95
Utah	36	4,978,661.82	0.60	7.121	651	82.28
Ohio	47	4,937,529.75	0.60	8.024	631	86.35
North Carolina	38	4,593,459.03	0.56	7.986	612	83.75
Missouri	40	4,098,644.73	0.50	7.923	617	85.62
Delaware	22	4,024,572.31	0.49	7.160	632	87.12
Rhode Island	21	3,868,684.76	0.47	7.272	608	70.94
Indiana	38	3,760,691.95	0.46	7.662	643	83.05
Arkansas	30	3,191,320.93	0.39	7.922	627	84.65
Louisiana	73	2,792,053.35	0.34	10.572	593	82.57
Kentucky	27	2,516,016.70	0.31	7.957	653	82.92
South Carolina	21	2,376,058.57	0.29	7.939	660	85.19
Maine	13	2,215,545.49	0.27	7.244	625	80.83
Montana	15	1,890,509.23	0.23	8.054	599	76.25
Mississippi	30	1,842,289.32	0.22	8.475	615	82.36
New Hampshire	9	1,655,920.72	0.20	7.386	630	77.66
Alabama	19	1,588,537.45	0.19	8.301	635	83.54
Oklahoma	16	1,557,556.68	0.19	7.536	642	77.71
District of Columbia	7	1,345,474.28	0.16	7.184	600	60.76
Idaho	10	1,161,570.73	0.14	7.797	622	87.55
Wyoming	7	947,218.93	0.12	7.178	611	85.09
New Mexico	6	840,719.74	0.10	7.803	610	80.88
Alaska	4	811,195.03	0.10	7.533	648	78.60
Kansas	7	667,238.45	0.08	8.099	655	86.57
Nebraska	5	660,987.68	0.08	7.053	617	82.05
West Virginia	5	634,614.14	0.08	8.265	601	75.16
Iowa	8	623,936.85	0.08	7.531	674	85.45
Vermont	1	208,800.00	0.03	7.350	630	80.00
North Dakota	1	115,697.99	0.01	8.200	629	89.99
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.52 % in the 92345} ZIP Code.

*	Combined LTV if the loan is a second lien.

Credit Scores of the Mortgage Loans(1)

Credit Scores	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Not Available	1	$57,183.69	0.01%	11.750%	N/A	100.00%
441 - 460	1	36,177.96	0.00	9.550	442	76.95
461 - 480	5	337,234.99	0.04	8.819	479	81.28
481 - 500	18	1,366,363.74	0.17	9.950	493	78.72
501 - 520	150	25,773,392.62	3.13	8.080	510	67.86
521 - 540	234	41,955,778.81	5.10	7.552	531	70.88
541 - 560	313	61,961,390.72	7.53	7.454	551	74.07
561 - 580	375	69,533,373.79	8.45	7.458	571	76.23
581 - 600	419	76,186,134.55	9.26	7.287	591	77.87
601 - 620	618	113,684,535.71	13.81	7.188	611	79.62
621 - 640	652	100,368,301.10	12.19	7.314	630	81.44
641 - 660	525	92,662,752.77	11.26	6.976	650	82.50
661 - 680	368	64,620,777.15	7.85	7.020	669	81.53
681 - 700	303	55,309,055.88	6.72	6.940	690	81.67
701 - 720	217	39,766,064.29	4.83	6.831	710	82.93
721 - 740	163	33,651,817.77	4.09	6.847	730	80.97
741 - 760	143	25,944,759.24	3.15	7.023	751	83.40
761 - 780	75	12,775,358.55	1.55	6.847	770	83.65
781 - 800	31	5,668,684.01	0.69	7.139	789	82.76
801 - 820	8	1,336,848.69	0.16	6.518	807	81.10
821 - 840	1	39,164.38	0.00	6.000	840	88.89
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

(1)	The Weighted Average Credit Score at origination of the Mortgage Loans whose credit scores were available was approximately 628.

*	Combined LTV if the loan is a second lien.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margins (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
2.000 - 2.000	1	$360,000.00	0.07%	6.400%	689	49.66%
2.001 - 2.500	1	164,815.11	0.03	5.375	729	39.86
2.501 - 3.000	2	393,585.56	0.08	6.511	624	76.09
3.001 - 3.500	3	740,938.36	0.14	6.790	605	74.73
3.501 - 4.000	22	3,895,741.14	0.75	7.311	624	73.50
4.001 - 4.500	10	2,757,191.98	0.53	6.390	646	75.22
4.501 - 5.000	110	25,422,445.29	4.86	6.711	649	75.67
5.001 - 5.500	110	28,791,489.91	5.51	6.418	669	78.10
5.501 - 6.000	1,221	283,639,020.78	54.25	6.783	634	78.83
6.001 - 6.500	441	96,686,685.32	18.49	7.247	617	75.46
6.501 - 7.000	185	41,299,819.15	7.90	7.349	598	75.13
7.001 - 7.500	128	23,762,939.99	4.54	7.932	583	73.15
7.501 - 8.000	43	7,989,599.38	1.53	8.370	599	79.42
8.001 - 8.500	31	4,936,449.84	0.94	8.898	587	84.65
8.501 - 9.000	12	1,452,227.39	0.28	9.278	602	87.25
9.001 - 9.500	1	229,391.56	0.04	9.690	545	90.00
9.501 - 10.000	2	243,815.35	0.05	10.457	632	100.00
10.501 - 10.740	1	92,619.45	0.02	11.990	521	90.00
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average gross margin of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 6.010% per annum.

*	Combined LTV if the loan is a second lien.

Next Rate Adjustment Dates for the Adjustable-Rate Mortgage Loans(1)

Next Rate Adjustment Dates (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
December 2005	2	$124,316.84	0.02%	10.114%	574	78.63%
February 2006	8	1,474,999.77	0.28	9.993	555	79.23
March 2006	13	838,597.89	0.16	10.868	601	83.00
April 2006	17	1,330,214.32	0.25	9.477	610	85.81
May 2006	4	209,518.67	0.04	10.852	544	80.78
July 2006	2	74,901.20	0.01	8.398	626	72.22
August 2006	3	291,434.42	0.06	10.832	618	83.05
September 2006	3	149,277.73	0.03	10.627	524	86.61
October 2006	4	440,086.74	0.08	10.018	495	85.16
November 2006	1	128,897.79	0.02	10.250	601	90.00
May 2007	14	3,358,106.45	0.64	7.356	622	81.58
June 2007	41	9,972,326.13	1.91	7.104	619	81.63
July 2007	329	73,800,139.83	14.11	7.054	609	83.22
August 2007	428	101,750,074.03	19.46	6.887	631	75.53
September 2007	277	65,673,086.74	12.56	6.935	620	76.38
October 2007	315	73,088,922.04	13.98	6.907	636	77.67
November 2007	4	646,900.00	0.12	6.855	625	83.97
May 2008	4	619,257.01	0.12	7.513	622	79.07
June 2008	10	2,000,711.51	0.38	6.938	588	82.71
July 2008	69	15,072,403.69	2.88	7.014	614	85.73
August 2008	210	44,269,267.36	8.47	7.258	604	72.35
September 2008	69	13,680,277.90	2.62	6.919	625	75.43
October 2008	303	61,942,381.35	11.85	7.253	633	76.50
November 2008	7	1,321,950.00	0.25	6.785	664	75.90
May 2010	1	145,000.00	0.03	5.950	751	67.44
June 2010	48	14,524,891.94	2.78	6.354	686	75.20
July 2010	65	16,439,370.87	3.14	6.513	657	75.98
August 2010	52	13,654,879.13	2.61	6.585	663	75.81
September 2010	13	3,706,014.21	0.71	6.240	695	75.06
October 2010	8	2,130,570.00	0.41	6.848	659	84.11
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average time until the next rate adjustment date for the Initial Adjustable-Rate Mortgage Loans as of the cut-off date is approximately 28 months.

*	Combined LTV if the loan is a second lien.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
10.875 - 11.000	5	$1,142,460.00	0.22%	5.964%	647	72.60%
11.001 - 11.500	19	4,904,898.18	0.94	5.824	695	76.68
11.501 - 12.000	78	21,634,022.81	4.14	5.933	650	77.49
12.001 - 12.500	152	39,465,401.14	7.55	6.199	638	78.66
12.501 - 13.000	359	89,262,252.06	17.07	6.416	631	78.56
13.001 - 13.500	408	96,234,425.89	18.41	6.623	643	77.66
13.501 - 14.000	454	102,598,069.08	19.62	6.942	631	77.18
14.001 - 14.500	329	69,245,935.23	13.24	7.325	620	76.94
14.501 - 15.000	223	46,381,956.80	8.87	7.823	607	75.75
15.001 - 15.500	124	25,015,181.66	4.78	8.390	590	76.14
15.501 - 16.000	94	17,847,675.58	3.41	8.830	580	79.75
16.001 - 16.500	31	4,137,724.01	0.79	9.452	607	71.47
16.501 - 17.000	27	3,401,543.83	0.65	9.966	596	79.31
17.001 - 17.500	10	661,410.86	0.13	10.767	571	77.58
17.501 - 18.000	7	598,958.59	0.11	11.256	566	79.91
18.001 - 18.500	1	53,688.79	0.01	12.375	530	80.00
18.501 - 18.990	3	273,171.05	0.05	11.849	528	78.12
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average maximum mortgage rate of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 13.657% per annum.

*	Combined LTV if the loan is a second lien.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
2.250 - 2.500	1	$164,815.11	0.03%	5.375%	729	39.86%
2.501 - 3.000	1	154,000.00	0.03	6.140	634	70.00
3.501 - 4.000	3	464,642.80	0.09	7.363	694	86.72
4.001 - 4.500	7	1,745,083.48	0.33	5.747	677	72.84
4.501 - 5.000	31	6,504,700.30	1.24	6.890	648	78.74
5.001 - 5.500	46	11,469,325.69	2.19	5.848	690	74.89
5.501 - 6.000	396	100,342,988.52	19.19	6.302	651	77.45
6.001 - 6.500	449	106,876,955.40	20.44	6.582	648	76.61
6.501 - 7.000	492	114,923,769.05	21.98	6.828	621	77.59
7.001 - 7.500	392	81,007,750.53	15.49	7.322	608	78.56
7.501 - 8.000	249	51,628,447.10	9.87	7.793	602	78.50
8.001 - 8.500	110	22,208,695.48	4.25	8.290	593	76.66
8.501 - 9.000	83	16,223,464.93	3.10	8.708	573	77.91
9.001 - 9.500	24	4,092,475.32	0.78	9.273	580	72.59
9.501 - 10.000	20	3,360,028.16	0.64	9.977	584	77.46
10.001 - 10.500	5	490,195.38	0.09	10.476	596	69.85
10.501 - 11.000	8	683,444.89	0.13	10.939	549	81.06
11.001 - 11.500	2	110,992.95	0.02	11.887	542	87.17
11.501 - 12.000	4	369,810.72	0.07	11.895	540	80.79
12.001 - 12.390	1	37,189.75	0.01	12.750	538	79.85
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)

The weighted average minimum mortgage rate of the Adjustable-Rate Mortgage Loans (applying the margin for loans without a minimum mortgage rate) as of the cut-off date was approximately 6.798% per annum.

*	Combined LTV if the loan is a second lien.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)(2)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1.000	5	$1,321,502.21	0.25%	8.887%	622	79.51%
1.500	1,229	280,532,900.80	53.65	7.044	630	74.06
2.000	301	61,980,902.31	11.85	7.125	597	88.66
3.000	782	177,231,507.46	33.90	6.876	632	78.97
3.300	1	238,000.00	0.05	6.300	664	85.00
3.500	1	155,110.71	0.03	8.750	602	80.00
5.000	4	1,234,036.96	0.24	5.791	706	74.92
6.000	1	164,815.11	0.03	5.375	729	39.86
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	Relates solely to initial rate adjustments.

(2)	The weighted average initial periodic rate cap of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 2.078%.

*	Combined LTV if the loan is a second lien.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)(2)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1.000	831	$190,683,878.86	36.47%	6.866%	621	81.85%
1.500	1,478	330,884,589.57	63.28	7.064	631	74.94
2.000	15	1,290,307.13	0.25	9.632	578	79.61
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

(2)	The weighted average periodic rate cap of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 1.319%.

*	Combined LTV if the loan is a second lien.

Product Type of the Mortgage Loans

Product Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1/29 Six-Month LIBOR	1	$36,894.68	0.00%	12.000%	664	85.00%
2/13 Six-Month LIBOR	1	23,403.64	0.00	9.000	515	33.11
2/18 Six-Month LIBOR	2	449,064.49	0.05	6.594	597	91.17
2/28 Six-Month LIBOR	1,385	316,723,084.33	38.48	6.984	622	78.13
3/27 Six-Month LIBOR	678	138,208,339.98	16.79	7.219	620	76.25
5/25 Six-Month LIBOR	189	50,697,379.74	6.16	6.488	670	75.98
ARM Balloon	62	15,861,988.29	1.93	6.858	651	78.64
Balloon	671	33,380,895.64	4.06	10.364	658	97.30
Fixed	1,625	266,795,479.21	32.42	7.233	627	80.32
LIBOR Six Month	1	332,000.00	0.04	6.890	643	94.86
One-Year CMT	5	526,620.41	0.06	10.399	524	86.36
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Seasoning of the Mortgage Loans

Seasoning	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0 - 0	23	$3,659,705.00	0.44%	7.346%	662	81.09%
1 - 12	4,361	807,873,559.07	98.16	7.162	629	79.15
13 - 24	10	538,145.39	0.07	7.913	613	93.65
25 - 36	2	727,438.34	0.09	10.483	566	81.57
61 - 72	4	291,691.66	0.04	10.579	547	85.57
73 - 84	51	2,675,127.75	0.33	10.822	571	81.05
85 - 87	169	7,269,483.20	0.88	10.703	591	81.31
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Prepayment Term of the Mortgage Loans

Prepayment Term	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0	983	$117,461,965.34	14.27%	8.040%	622	76.87%
6	1	179,734.67	0.02	7.550	558	62.72
12	212	47,036,489.21	5.72	7.179	628	76.95
13	1	109,662.11	0.01	7.375	609	47.41
20	1	267,000.00	0.03	7.060	555	66.25
24	1,429	288,300,815.61	35.03	7.079	626	79.60
25	1	208,000.00	0.03	6.690	552	84.90
35	1	134,686.64	0.02	6.870	673	80.00
36	1,905	350,911,612.90	42.64	7.069	633	79.91
60	86	18,425,183.93	2.24	6.764	622	80.30
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Interest Only Term of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0	3,849	$626,107,317.69	76.07%	7.404%	620	79.30%
24	78	19,495,322.00	2.37	6.744	676	78.21
36	32	8,330,981.31	1.01	6.972	668	79.28
50	1	169,600.00	0.02	6.275	702	80.00
60	462	117,216,248.54	14.24	6.585	646	80.16
84	167	44,235,233.76	5.37	6.479	669	75.41
120	31	7,480,447.11	0.91	6.663	664	80.07
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Debt to Income Ratio of the Mortgage Loans

Debt to Income Ratio	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0.00 - 0.00	44	$3,216,744.85	0.39%	8.625%	609	84.43%
0.01 - 10.00	27	5,167,329.28	0.63	7.169	640	84.23
10.01 - 20.00	118	17,892,048.46	2.17	7.338	633	72.78
20.01 - 30.00	522	84,028,657.42	10.21	7.217	626	76.58
30.01 - 40.00	1,303	227,946,852.75	27.70	7.249	627	78.88
40.01 - 50.00	2,262	421,106,893.42	51.17	7.179	632	80.51
50.01 - 59.98	344	63,676,624.23	7.74	7.174	615	76.20
Total	4,620	$823,035,150.41	100.00%	7.211%	628	79.20%

*	Combined LTV if the loan is a second lien.

Principal Balances of the Adjustable-Rate Mortgage Loans as of the Cut-off Date(1)

Principal Balance Range ($)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
23,403.64 - 50,000.00	21	$870,543.91	0.17%	9.942%	566	74.85%
50,000.01 - 100,000.00	93	7,332,996.73	1.40	8.220	610	67.46
100,000.01 - 150,000.00	445	58,237,878.26	11.14	7.190	623	75.58
150,000.01 - 200,000.00	543	95,157,475.54	18.20	7.205	617	76.48
200,000.01 - 250,000.00	438	98,392,532.02	18.82	7.103	625	78.36
250,000.01 - 300,000.00	356	97,339,928.62	18.62	6.920	624	77.63
300,000.01 - 350,000.00	182	59,041,246.50	11.29	6.901	623	80.12
350,000.01 - 400,000.00	118	44,137,120.88	8.44	6.691	641	77.60
400,000.01 - 450,000.00	54	22,886,910.38	4.38	6.567	637	77.40
450,000.01 - 500,000.00	34	16,161,343.11	3.09	6.565	644	72.86
500,000.01 - 550,000.00	18	9,428,586.55	1.80	6.437	682	79.50
550,000.01 - 600,000.00	9	5,139,524.26	0.98	6.373	664	82.80
600,000.01 - 650,000.00	7	4,386,918.93	0.84	6.488	661	82.68
650,000.01 - 700,000.00	4	2,729,470.99	0.52	7.827	636	79.30
800,000.01 - 810,000.00	2	1,616,298.88	0.31	6.650	759	87.42
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The average principal balance of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately $224,982.26.

*	Combined LTV if the loan is a second lien.

Mortgage Rates of the Adjustable-Rate Mortgage Loans as of the Cut-off Date(1)

Mortgage Rate (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
5.250 - 5.500	34	$9,062,434.92	1.73%	5.405%	673	71.41%
5.501 - 6.000	225	59,490,723.03	11.38	5.874	659	75.07
6.001 - 6.500	411	102,432,755.27	19.59	6.328	652	76.39
6.501 - 7.000	589	137,855,291.28	26.37	6.799	626	78.06
7.001 - 7.500	435	93,301,380.13	17.84	7.275	616	79.14
7.501 - 8.000	291	61,244,968.26	11.71	7.755	606	78.38
8.001 - 8.500	138	27,416,252.43	5.24	8.262	594	77.09
8.501 - 9.000	97	19,176,119.69	3.67	8.710	579	78.60
9.001 - 9.500	37	5,698,868.55	1.09	9.289	591	75.11
9.501 - 10.000	24	3,174,567.37	0.61	9.811	599	78.45
10.001 - 10.500	13	1,573,309.96	0.30	10.298	581	78.32
10.501 - 11.000	12	1,081,191.35	0.21	10.828	543	80.91
11.001 - 11.500	7	530,034.21	0.10	11.408	630	84.03
11.501 - 12.000	7	587,028.54	0.11	11.726	579	82.04
12.001 - 12.500	3	196,660.82	0.04	12.273	566	85.67
12.501 - 12.750	1	37,189.75	0.01	12.750	538	79.85
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average mortgage rate of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 6.998% per annum.

*	Combined LTV if the loan is a second lien.

Original Terms to Stated Maturity of the Adjustable-Rate Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
180 - 192	1	$23,403.64	0.00%	9.000%	515	33.11%
229 - 240	2	449,064.49	0.09	6.594	597	91.17
349 - 360	2,321	522,386,307.43	99.91	6.998	627	77.46
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average original term to stated maturity of the Adjustable-Rate Mortgage Loans was approximately 360.

*	Combined LTV if the loan is a second lien.

Remaining Terms to Stated Maturity of the Adjustable-Rate Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
164 - 168	1	$23,403.64	0.00%	9.000%	515	33.11%
229 - 240	2	449,064.49	0.09	6.594	597	91.17
265 - 276	48	3,232,673.13	0.62	10.569	581	83.49
277 - 288	5	724,772.57	0.14	9.196	538	78.93
289 - 300	1	79,141.38	0.02	10.250	579	75.00
325 - 336	1	670,254.65	0.13	10.375	566	80.00
349 - 360	2,266	517,679,465.70	99.01	6.968	628	77.42
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average remaining term to maturity of the Adjustable-Rate Mortgage Loans was approximately 357.

*	Combined LTV if the loan is a second lien.

Current Loan-to-Value Ratios of the Adjustable-Rate Mortgage Loans(1)(*)

Current Loan-to-Value Ratio (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
15.16 - 20.00	3	$184,902.08	0.04%	7.312%	612	35.39%
20.01 - 30.00	15	2,456,490.08	0.47	7.433	590	25.88
30.01 - 40.00	36	5,843,121.52	1.12	6.773	608	36.54
40.01 - 50.00	75	13,270,150.05	2.54	7.147	586	46.26
50.01 - 60.00	146	30,035,895.22	5.74	6.925	590	55.75
60.01 - 70.00	314	71,106,073.99	13.60	7.024	583	66.23
70.01 - 80.00	1,009	233,690,169.53	44.69	6.818	652	78.87
80.01 - 90.00	592	136,417,613.14	26.09	7.198	617	87.59
90.01 - 100.00	134	29,854,359.95	5.71	7.441	650	95.27
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The weighted average current combined loan-to-value ratio of the Adjustable-Rate Mortgage Loans as of the cut-off date was approximately 77.32%.

*	Combined LTV if the loan is a second lien.

Occupancy Status of the Adjustable-Rate Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Investor	184	$40,403,605.72	7.73%	7.514%	654	76.44%
Primary	2,038	459,063,386.93	87.80	6.946	622	77.47
Secondary	102	23,391,782.91	4.47	7.120	681	79.17
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	Based on mortgagor representation at origination.

*	Combined LTV if the loan is a second lien.

Property Types of the Adjustable-Rate Mortgage Loans(1)

Property Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
2 Family	81	$20,155,192.00	3.85%	7.022%	630	71.13%
Condo	148	34,006,537.27	6.50	6.842	663	78.03
Four Family	29	9,587,951.09	1.83	7.378	627	67.70
Hi-Rise Condo	8	1,697,420.44	0.32	7.219	626	84.85
Lo-Rise Condo	32	5,587,575.94	1.07	7.417	620	90.76
PUD	356	82,718,817.17	15.82	6.969	632	80.84
Single Family	1,633	359,836,958.23	68.82	6.995	623	77.18
Three Family	27	7,699,537.73	1.47	7.237	618	69.47
Townhouse	10	1,568,785.69	0.30	7.150	627	78.20
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	Property type as represented by the mortgagor at the time of origination.

*	Combined LTV if the loan is a second lien.

Purposes of the Adjustable-Rate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
Cash Out	1,347	$301,845,104.41	57.73%	7.046%	600	74.78%
Purchase	892	203,160,282.81	38.86	6.930	667	81.33
Refinance	85	17,853,388.34	3.41	6.965	630	78.89
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Documentation Levels of the Adjustable-Rate Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Alternative	71	$15,160,943.44	2.90%	6.695%	625	72.17%
Full	1,262	273,555,955.24	52.32	6.856	612	78.13
Limited	40	8,897,431.40	1.70	6.881	623	80.24
None	194	41,599,890.33	7.96	7.467	650	80.08
Stated Income	757	183,644,555.15	35.12	7.134	646	76.20
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	For a description of the loan programs, see “—Underwriting Standards” in the Prospectus Supplement.

*	Combined LTV if the loan is a second lien.

Geographic Distribution of the Mortgaged Properties of the Adjustable-Rate Mortgage Loans(1)

Location	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
California	668	$193,502,886.29	37.01%	6.681%	630	74.73%
Florida	519	101,360,623.62	19.39	7.205	626	82.05
Arizona	217	42,434,075.62	8.12	7.002	627	81.05
Nevada	100	22,248,461.84	4.26	7.015	632	80.82
New York	69	19,813,195.42	3.79	7.020	622	69.17
Illinois	64	12,517,599.24	2.39	7.304	637	75.90
Maryland	49	11,101,806.29	2.12	7.256	590	73.62
Washington	46	10,702,838.58	2.05	6.870	633	81.44
Virginia	51	10,663,188.10	2.04	7.008	619	76.94
Massachusetts	44	10,157,698.60	1.94	7.167	586	66.48
New Jersey	43	9,617,029.60	1.84	7.410	617	69.86
Colorado	39	7,210,005.83	1.38	6.661	647	80.31
Michigan	39	6,848,292.03	1.31	7.503	624	81.60
Minnesota	30	5,859,572.50	1.12	7.277	628	79.76
Oregon	29	5,303,743.12	1.01	7.093	643	82.41
Pennsylvania	35	5,284,626.48	1.01	7.754	612	75.40
Texas	34	4,988,605.22	0.95	7.553	627	82.67
Hawaii	16	4,603,994.49	0.88	6.563	705	75.28
Connecticut	23	4,392,396.24	0.84	7.338	608	77.11
Utah	17	3,429,984.29	0.66	6.695	649	78.73
Wisconsin	16	3,135,139.43	0.60	7.763	631	77.58
Georgia	18	3,012,493.25	0.58	7.739	629	86.19
Ohio	17	2,423,712.17	0.46	8.078	625	82.85
North Carolina	12	2,219,930.02	0.42	7.748	632	81.88
Rhode Island	11	2,159,109.57	0.41	7.335	584	70.39
Tennessee	14	2,091,758.46	0.40	7.865	621	86.12
Indiana	12	1,801,000.90	0.34	7.243	620	81.06
Missouri	12	1,487,475.47	0.28	7.714	626	84.26
New Hampshire	6	1,232,355.32	0.24	7.325	608	78.34
Arkansas	9	1,231,415.64	0.24	7.741	624	84.63
Kentucky	10	1,141,673.20	0.22	7.957	679	80.46
Delaware	5	1,113,883.41	0.21	7.357	595	88.99
South Carolina	5	1,010,425.89	0.19	7.401	716	87.42
Montana	5	848,336.07	0.16	7.646	605	77.62
District of Columbia	4	760,340.45	0.15	7.237	585	63.85
Idaho	4	681,425.23	0.13	7.461	630	84.36
Alaska	3	642,799.35	0.12	7.778	667	77.48
Alabama	4	528,095.66	0.10	6.672	680	80.00
Mississippi	5	495,222.49	0.09	8.366	623	86.71
Maine	3	476,047.56	0.09	7.653	676	78.65
Iowa	5	455,310.45	0.09	7.536	663	82.81
Wyoming	2	447,740.23	0.09	6.855	637	86.52
Oklahoma	3	375,026.23	0.07	7.866	652	79.88
Kansas	1	328,601.94	0.06	6.890	656	88.00
Louisiana	4	277,533.77	0.05	8.859	616	83.12
West Virginia	1	232,500.00	0.04	8.005	602	69.92
Vermont	1	208,800.00	0.04	7.350	630	80.00
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The greatest ZIP Code geographic concentration of Adjustable-Rate Mortgage Loans was approximately 0.58% in the 92376 ZIP Code.

*	Combined LTV if the loan is a second lien.

Credit Scores of the Adjustable-Rate Mortgage Loans(1)

Credit Scores	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
480 - 480	1	$159,343.70	0.03%	7.990%	480	80.00%
481 - 500	9	993,447.97	0.19	9.673	493	77.84
501 - 520	112	22,376,646.44	4.28	7.941	510	66.51
521 - 540	151	32,064,133.43	6.13	7.454	531	70.69
541 - 560	172	39,158,367.69	7.49	7.317	552	73.34
561 - 580	203	41,737,538.41	7.98	7.347	570	75.20
581 - 600	212	46,192,701.99	8.83	7.075	591	77.07
601 - 620	289	66,195,968.85	12.66	6.977	611	77.82
621 - 640	281	61,183,954.88	11.70	6.898	630	78.76
641 - 660	242	55,261,142.50	10.57	6.700	650	80.87
661 - 680	192	43,572,467.71	8.33	6.821	669	80.17
681 - 700	148	35,276,880.69	6.75	6.735	690	79.92
701 - 720	108	26,547,325.46	5.08	6.574	710	80.63
721 - 740	93	23,252,046.94	4.45	6.655	730	78.56
741 - 760	64	16,568,035.78	3.17	6.795	750	82.19
761 - 780	31	8,211,051.58	1.57	6.523	770	81.74
781 - 800	13	3,513,617.53	0.67	6.617	788	82.21
801 - 810	3	594,104.01	0.11	6.352	809	81.64
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

(1)	The Weighted Average Credit Score at origination of the Mortgage Loans whose credit scores were available was approximately 627.

*	Combined LTV if the loan is a second lien.

Product Type of the Adjustable-Rate Mortgage Loans

Product Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1/29 Six-Month LIBOR	1	$36,894.68	0.01%	12.000%	664	85.00%
2/13 Six-Month LIBOR	1	23,403.64	0.00	9.000	515	33.11
2/18 Six-Month LIBOR	2	449,064.49	0.09	6.594	597	91.17
2/28 Six-Month LIBOR	1,385	316,723,084.33	60.58	6.984	622	78.13
3/27 Six-Month LIBOR	678	138,208,339.98	26.43	7.219	620	76.25
5/25 Six-Month LIBOR	189	50,697,379.74	9.70	6.488	670	75.98
ARM Balloon	62	15,861,988.29	3.03	6.858	651	78.64
LIBOR Six Month	1	332,000.00	0.06	6.890	643	94.86
One-Year CMT	5	526,620.41	0.10	10.399	524	86.36
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Seasoning of the Adjustable-Rate Mortgage Loans

Seasoning	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0 - 0	11	$1,968,850.00	0.38%	6.808%	651	78.55%
1 - 12	2,257	516,159,680.19	98.72	6.968	628	77.42
13 - 24	1	23,403.64	0.00	9.000	515	33.11
25 - 36	1	670,254.65	0.13	10.375	566	80.00
61 - 72	1	79,141.38	0.02	10.250	579	75.00
73 - 84	11	1,221,411.56	0.23	9.925	572	80.98
85 - 87	42	2,736,034.14	0.52	10.492	574	83.41
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Prepayment Term of the Adjustable-Rate Mortgage Loans

Prepayment Term	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0	352	$69,961,168.37	13.38%	7.591%	624	71.49%
12	127	32,464,070.90	6.21	6.996	628	77.41
13	1	109,662.11	0.02	7.375	609	47.41
20	1	267,000.00	0.05	7.060	555	66.25
24	1,180	271,483,476.67	51.92	6.932	624	78.76
25	1	208,000.00	0.04	6.690	552	84.90
35	1	134,686.64	0.03	6.870	673	80.00
36	651	146,036,051.56	27.93	6.834	635	77.91
60	10	2,194,659.31	0.42	7.200	590	81.61
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Interest Only Term of the Adjustable-Rate Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0	1,572	$330,680,423.50	63.24%	7.231%	610	76.67%
24	78	19,495,322.00	3.73	6.744	676	78.21
36	32	8,330,981.31	1.59	6.972	668	79.28
50	1	169,600.00	0.03	6.275	702	80.00
60	443	112,466,767.88	21.51	6.586	646	80.19
84	167	44,235,233.76	8.46	6.479	669	75.41
120	31	7,480,447.11	1.43	6.663	664	80.07
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Debt to Income Ratio of the Adjustable-Rate Mortgage Loans

Debt to Income Ratio	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
0.00 - 0.00	7	$997,854.98	0.19%	8.609%	575	68.81%
0.01 - 10.00	10	2,259,513.36	0.43	7.156	641	81.71
10.01 - 20.00	47	9,379,925.54	1.79	7.161	645	71.17
20.01 - 30.00	259	51,726,038.42	9.89	7.005	624	75.15
30.01 - 40.00	669	144,445,763.12	27.63	7.087	626	77.16
40.01 - 50.00	1,160	272,902,063.02	52.19	6.945	630	78.61
50.01 - 59.98	172	41,147,617.12	7.87	6.940	612	75.31
Total	2,324	$522,858,775.56	100.00%	6.998%	627	77.47%

*	Combined LTV if the loan is a second lien.

Principal Balances of the Fixed Rate Mortgage Loans as of the Cut-off Date(1)

Principal Balance Range ($)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
1,423.88 - 50,000.00	648	$21,916,161.53	7.30%	10.709%	641	94.98%
50,000.01 - 100,000.00	433	31,443,974.21	10.48	9.012	646	86.61
100,000.01 - 150,000.00	434	54,279,454.34	18.08	7.646	624	81.69
150,000.01 - 200,000.00	311	54,259,381.05	18.08	7.266	621	78.65
200,000.01 - 250,000.00	180	40,289,131.58	13.42	7.120	620	78.88
250,000.01 - 300,000.00	125	34,386,868.74	11.46	7.017	627	80.82
300,000.01 - 350,000.00	78	25,415,739.91	8.47	6.888	634	81.52
350,000.01 - 400,000.00	33	12,351,042.38	4.11	6.630	632	79.49
400,000.01 - 450,000.00	27	11,354,460.75	3.78	6.376	660	84.77
450,000.01 - 500,000.00	12	5,663,446.79	1.89	6.483	625	81.61
500,000.01 - 550,000.00	4	2,156,061.01	0.72	6.019	692	80.07
550,000.01 - 600,000.00	7	4,031,351.78	1.34	6.607	648	84.92
600,000.01 - 650,000.00	2	1,289,524.60	0.43	5.674	598	85.00
650,000.01 - 672,049.99	2	1,339,776.18	0.45	5.400	724	82.25
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The average principal balance of the Fixed Rate Mortgage Loans as of the cut-off date was approximately $130,738.84.

*	Combined LTV if the loan is a second lien.

Mortgage Rates of the Fixed Rate Mortgage Loans as of the Cut-off Date(1)

Mortgage Rate (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
4.000 - 4.500	1	$79,540.75	0.03%	4.000%	626	94. 94%
5.001 - 5.500	5	1,777,211.36	0.59	5.313	697	82.30
5.501 - 6.000	100	29,379,030.24	9.79	5.827	660	84.05
6.001 - 6.500	163	34,587,527.56	11.52	6.345	640	77.49
6.501 - 7.000	392	76,770,860.41	25.58	6.809	634	77.52
7.001 - 7.500	248	43,192,146.13	14.39	7.283	626	79.40
7.501 - 8.000	235	36,587,904.96	12.19	7.774	609	80.72
8.001 - 8.500	128	18,557,673.88	6.18	8.274	602	83.94
8.501 - 9.000	114	14,496,039.59	4.83	8.766	592	84.39
9.001 - 9.500	67	4,967,732.87	1.65	9.317	639	90.37
9.501 - 10.000	200	11,338,875.81	3.78	9.904	657	94.55
10.001 - 10.500	143	7,457,658.31	2.48	10.340	650	95.08
10.501 - 11.000	245	11,113,840.24	3.70	10.864	639	98.18
11.001 - 11.500	109	4,574,647.18	1.52	11.340	618	94.94
11.501 - 12.000	69	2,760,571.32	0.92	11.779	623	96.96
12.001 - 12.500	38	1,272,862.39	0.42	12.260	605	95.16
12.501 - 13.000	24	761,483.68	0.25	12.820	602	92.53
13.001 - 13.500	5	218,036.32	0.07	13.325	595	85.22
13.501 - 14.000	8	212,556.12	0.07	13.894	599	84.01
14.001 - 14.250	2	70,175.73	0.02	14.250	657	100.00
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The weighted average mortgage rate of the Fixed Rate Mortgage Loans as of the cut-off date was approximately 7.581% per annum.

*	Combined LTV if the loan is a second lien.

Original Terms to Stated Maturity of the Fixed Rate Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
69 - 72	1	$19,017.76	0.01%	7.000%	479	82.95%
73 - 84	1	32,621.66	0.01	6.500	657	71.77
109 - 120	16	742,258.84	0.25	7.651	579	66.46
157 - 168	2	158,848.96	0.05	10.321	527	89.37
169 - 180	805	42,668,897.51	14.21	9.820	648	92.67
217 - 228	2	93,815.99	0.03	8.993	532	92.60
229 - 240	73	6,979,955.52	2.33	7.918	614	75.76
265 - 276	1	78,488.59	0.03	7.000	514	109.66
277 - 288	7	560,298.43	0.19	7.792	560	88.18
289 - 300	7	524,152.77	0.17	7.012	635	87.87
301 - 312	1	59,509.75	0.02	8.000	573	94.42
325 - 336	1	83,735.19	0.03	9.250	604	98.64
337 - 348	3	147,821.69	0.05	9.625	591	88.34
349 - 360	1,374	247,828,797.44	82.56	7.183	628	80.57
361 - 379	2	198,154.75	0.07	7.690	666	93.97
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The weighted average original term to stated maturity of the Fixed Rate Mortgage Loans was approximately 331.

*	Combined LTV if the loan is a second lien.

Remaining Terms to Stated Maturity of the Fixed Rate Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
33 - 48	9	$78,473.03	0.03%	10.714%	564	81.53%
61 - 72	1	19,017.76	0.01	7.000	479	82.95
73 - 84	1	32,621.66	0.01	6.500	657	71.77
85 - 96	97	3,234,078.76	1.08	10.782	593	80.13
97 - 108	7	299,431.99	0.10	11.642	627	86.73
109 - 120	6	619,156.88	0.21	7.238	580	63.29
145 - 156	20	655,151.39	0.22	11.353	584	77.99
157 - 168	5	145,472.39	0.05	9.662	585	85.24
169 - 180	701	39,243,930.41	13.07	9.729	652	93.73
205 - 216	1	57,183.69	0.02	11.750	N/A	100.00
217 - 228	2	93,815.99	0.03	8.993	532	92.60
229 - 240	50	6,217,082.29	2.07	7.497	617	75.32
265 - 276	36	2,034,388.70	0.68	10.144	582	84.02
277 - 288	13	793,442.41	0.26	9.673	577	88.22
289 - 300	2	261,779.82	0.09	6.330	683	77.61
301 - 312	1	59,509.75	0.02	8.000	573	94.42
325 - 336	1	83,735.19	0.03	9.250	604	98.64
337 - 348	3	219,612.72	0.07	7.893	686	92.88
349 - 360	1,340	246,028,490.02	81.96	7.154	629	80.57
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The weighted average remaining term to maturity of the Fixed Rate Mortgage Loans was approximately 326.

*	Combined LTV if the loan is a second lien.

Current Loan-to-Value Ratios of the Fixed Rate Mortgage Loans(1)(*)

Current Loan-to-Value Ratio (%)	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
10.80 - 20.00	7	$179,395.86	0.06%	7.916%	591	22.35%
20.01 - 30.00	12	720,791.90	0.24	7.649	583	27.80
30.01 - 40.00	27	2,475,527.33	0.82	7.352	611	36.89
40.01 - 50.00	53	6,537,014.74	2.18	7.014	612	47.34
50.01 - 60.00	106	13,067,913.27	4.35	7.275	607	57.00
60.01 - 70.00	225	39,411,526.56	13.13	7.116	601	66.79
70.01 - 80.00	325	57,617,550.20	19.19	7.264	639	78.03
80.01 - 90.00	646	118,484,649.99	39.47	7.156	625	87.36
90.01 - 100.00	888	60,986,733.01	20.32	9.130	659	97.56
100.01 - 120.09	7	695,271.99	0.23	8.733	605	112.67
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The weighted average current combined loan-to-value ratio of the Fixed Rate Mortgage Loans as of the cut-off date was approximately 81.82%.

*	Combined LTV if the loan is a second lien.

Occupancy Status of the Fixed Rate Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Investor	125	$17,564,532.64	5.85%	7.550%	668	76.32%
Primary	2,145	278,522,334.77	92.79	7.586	627	82.58
Secondary	26	4,089,507.44	1.36	7.423	703	82.14
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	Based on mortgagor representation at origination.

*	Combined LTV if the loan is a second lien.

Property Types of the Fixed Rate Mortgage Loans(1)

Property Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
2 Family	71	$11,253,916.21	3.75%	7.492%	639	74.84%
Condo	130	12,195,800.66	4.06	8.027	649	80.92
Four Family	16	2,940,761.87	0.98	7.305	677	63.89
Hi-Rise Condo	2	143,421.92	0.05	10.380	657	100.00
Lo-Rise Condo	16	2,378,583.68	0.79	7.429	647	89.45
PUD	312	47,745,622.77	15.91	7.479	627	83.31
Single Family	1,721	219,518,241.03	73.13	7.581	628	82.76
Three Family	16	2,874,848.42	0.96	7.852	652	70.99
Townhouse	12	1,125,178.29	0.37	8.129	638	74.67
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	Property type as represented by the mortgagor at the time of origination.

*	Combined LTV if the loan is a second lien.

Purposes of the Fixed Rate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV*
Cash Out	1,180	$196,194,677.89	65.36%	7.185%	621	78. 71%
Purchase	940	77,794,975.54	25.92	8.634	655	89.96
Refinance	176	26,186,721.42	8.72	7.428	624	85.36
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

*	Combined LTV if the loan is a second lien.

Documentation Levels of the Fixed Rate Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Alternative	81	$15,271,874.73	5.09%	7.286%	624	77.49%
Full	1,243	175,194,200.61	58.36	7.257	620	82.54
Limited	44	7,877,098.31	2.62	7.564	616	86.47
Missing	1	22,188.58	0.01	12.500	596	109.35
None	201	29,915,009.29	9.97	7.783	645	83.74
Stated Income	726	71,896,003.33	23.95	8.351	651	81.28
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	For a description of the loan programs, see “—Underwriting Standards” below.

*	Combined LTV if the loan is a second lien.

Geographic Distribution of the Mortgaged Properties of the Fixed Rate Mortgage Loans(1)

Location	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Florida	527	$70,133,319.84	23.36%	7.628%	624	82.17%
California	357	66,708,879.41	22.22	7.155	646	80.13
Texas	166	18,791,643.09	6.26	7.975	610	85.08
Arizona	163	17,849,154.64	5.95	7.623	634	86.21
New York	65	15,167,160.00	5.05	7.037	630	76.15
Virginia	64	7,821,183.68	2.61	7.821	613	76.94
Pennsylvania	53	7,073,501.95	2.36	7.230	645	82.45
Nevada	58	6,242,247.36	2.08	8.053	629	85.71
Maryland	39	5,731,249.82	1.91	7.995	595	79.83
Washington	30	5,391,282.59	1.80	7.138	631	85.85
Michigan	70	4,858,604.08	1.62	8.417	623	91.48
Georgia	44	4,726,610.46	1.57	8.235	604	88.28
Connecticut	32	4,713,831.20	1.57	7.564	661	83.17
Colorado	33	4,563,082.89	1.52	7.383	637	85.57
Illinois	37	4,370,574.41	1.46	7.658	631	78.57
Massachusetts	19	3,883,335.79	1.29	7.644	644	76.62
Tennessee	37	3,691,992.93	1.23	8.073	626	88.65
New Jersey	16	3,654,219.06	1.22	7.013	618	78.54
Oregon	34	3,564,770.31	1.19	7.751	640	88.54
Delaware	17	2,910,688.90	0.97	7.084	646	86.40
Hawaii	10	2,660,007.60	0.89	6.345	673	75.46
Missouri	28	2,611,169.26	0.87	8.043	612	86.40
Louisiana	69	2,514,519.58	0.84	10.761	591	82.51
Ohio	30	2,513,817.58	0.84	7.973	636	89.73
Minnesota	21	2,464,843.21	0.82	7.697	635	81.65
North Carolina	26	2,373,529.01	0.79	8.208	592	85.49
Wisconsin	26	2,218,119.23	0.74	8.407	627	88.14
Arkansas	21	1,959,905.29	0.65	8.036	629	84.67
Indiana	26	1,959,691.05	0.65	8.048	664	84.88
Maine	10	1,739,497.93	0.58	7.132	611	81.42
Rhode Island	10	1,709,575.19	0.57	7.192	638	71.64
Utah	19	1,548,677.53	0.52	8.067	656	90.14
Kentucky	17	1,374,343.50	0.46	7.957	632	84.97
South Carolina	16	1,365,632.68	0.45	8.337	619	83.53
Mississippi	25	1,347,066.83	0.45	8.516	612	80.75
Oklahoma	13	1,182,530.45	0.39	7.431	639	77.02
Alabama	15	1,060,441.79	0.35	9.113	612	85.31
Montana	10	1,042,173.16	0.35	8.385	594	75.14
New Mexico	6	840,719.74	0.28	7.803	610	80.88
Nebraska	5	660,987.68	0.22	7.053	617	82.05
District of Columbia	3	585,133.83	0.19	7.115	619	56.75
Wyoming	5	499,478.70	0.17	7.468	588	83.80
Idaho	6	480,145.50	0.16	8.274	611	92.07
New Hampshire	3	423,565.40	0.14	7.564	693	75.68
West Virginia	4	402,114.14	0.13	8.416	600	78.18
Kansas	6	338,636.51	0.11	9.272	654	85.19
Iowa	3	168,626.40	0.06	7.517	703	92.56
Alaska	1	168,395.68	0.06	6.600	575	82.84
North Dakota	1	115,697.99	0.04	8.200	629	89.99
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The greatest ZIP Code geographic concentration of Fixed Rate Mortgage Loans was approximately 0.51% in the 85323 ZIP Code.

*	Combined LTV if the loan is a second lien.

Credit Scores of the Fixed Rate Mortgage Loans(1)

Credit Scores	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Not Available	1	$57,183.69	0.02%	11.750%	N/A	100.00%
441 - 460	1	36,177.96	0.01	9.550	442	76.95
461 - 480	4	177,891.29	0.06	9.562	478	82.42
481 - 500	9	372,915.77	0.12	10.688	492	81.06
501 - 520	38	3,396,746.18	1.13	8.992	512	76.73
521 - 540	83	9,891,645.38	3.30	7.870	531	71.48
541 - 560	141	22,803,023.03	7.60	7.690	551	75.32
561 - 580	172	27,795,835.38	9.26	7.626	571	77.78
581 - 600	207	29,993,432.56	9.99	7.615	591	79.11
601 - 620	329	47,488,566.86	15.82	7.482	610	82.12
621 - 640	371	39,184,346.22	13.05	7.964	630	85.64
641 - 660	283	37,401,610.27	12.46	7.383	650	84.92
661 - 680	176	21,048,309.44	7.01	7.431	670	84.33
681 - 700	155	20,032,175.19	6.67	7.303	689	84.74
701 - 720	109	13,218,738.83	4.40	7.348	711	87.55
721 - 740	70	10,399,770.83	3.46	7.277	729	86.35
741 - 760	79	9,376,723.46	3.12	7.425	751	85.53
761 - 780	44	4,564,306.97	1.52	7.430	769	87.07
781 - 800	18	2,155,066.48	0.72	7.990	789	83.67
801 - 820	5	742,744.68	0.25	6.650	805	80.66
821 - 840	1	39,164.38	0.01	6.000	840	88.89
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

(1)	The Weighted Average Credit Score at origination of the Mortgage Loans whose credit scores were available was approximately 630.

*	Combined LTV if the loan is a second lien.

Product Type of the Fixed Rate Mortgage Loans

Product Type	Number of Mortgage Loans	Unpaid Principal Balance	% of Pool Unpaid Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV *
Balloon	671	$33,380,895.64	11.12%	10.364%	658	97.30%
Fixed	1,625	266,795,479.21	88.88	7.233	627	80.32
Total	2,296	$300,176,374.85	100.00%	7.581%	630	82.21%

*	Combined LTV if the loan is a second lien.